                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 14, 2006

                                 ELGRANDE INTERNATIONAL, INC.

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             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

     of Incorporation)               File Number)         Identification No.)

1450 Kootenay Street, Vancouver, B.C., Canada          V5K4R1

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               (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)689-0808

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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Section 7—Regulation FD

Item 7.01

Regulation FD Disclosure.

See attached press release.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.         Description

99.1                Press Release dated August 14, 2006.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            ELGRANDE.COM, INC.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: August 14, 2006

EXHIBIT INDEX

Exhibit No.

Description

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     99.1               Press Release dated August 14, 2006.